Exhibit 99.2

Preliminary Proxy Card-Subject to Completion C123456789 SPECIAL GENERAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern time, on [], 2015. Vote by Internet Log on to the Internet and go to www.investorvote.com/mrh • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Special General Meeting Proxy Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Montpelier Board of Directors recommends a vote FOR Proposals 1, 2 and 3: 1. Proposal to approve (a) the Agreement and Plan of Merger, dated as of March 31, 2015, by and among Endurance Specialty Holdings Ltd., Millhill Holdings Ltd., and Montpelier Re Holdings Ltd., (b) the agreement required by Section 105 of the Companies Act 1981 of Bermuda, as amended, the form of which is attached as Exhibit A to the merger agreement referred to in clause (a), and (c) the merger of Montpelier Re Holdings Ltd. with and into Millhill Holdings Ltd., as contemplated by the merger agreement and the statutory merger agreement referred to in clauses (a) and (b). For Against Abstain + 2. Proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Montpelier Re Holdings Ltd.’s named executive officers that is based on or otherwise related to the merger referred to in Proposal 1. 3. Proposal to approve the adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special general meeting to approve Proposal 1. NOTE: The undersigned also authorizes the named proxies to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 1 U P X 2 3 8 8 0 5 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 0239NE

Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting: The Notice of Special General Meeting and Joint Proxy Statement/Prospectus are available at [ ]. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — MONTPELIER RE HOLDINGS LTD. + PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2015 THIS PROXY, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS, IF ANY, GIVEN BY THE SHAREHOLDER HEREON. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES NAMED BELOW ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. The undersigned hereby appoints Michael S. Paquette, or failing him any other officer of Montpelier Re Holdings Ltd., as proxy, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of Montpelier Re Holdings Ltd. that the undersigned is/are entitled to vote at the Special General Meeting of Shareholders to be held on [ • ], 2015, beginning at [ • ][•].m., local time, at Montpelier House, 94 Pitts Bay Road, Pembroke HM 08, Bermuda, and any adjournments or postponements thereof. C Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Special General Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +